UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	February 6, 2008

ION Media Networks, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	1-13452	59-3212788
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

601 Clearwater Park Road, West Palm Beach, Florida		33401
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	561-659-4122

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Top of the Form

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

As previously announced, on May 3, 2007, ION Media Networks, Inc. (the "Company") entered into a Master Transaction Agreement (the "Master Agreement") with CIG Media LLC, NBC Universal, Inc., NBC Palm Beach Investment I, Inc. and NBC Palm Beach Investment II, Inc., which provided for a recapitalization of the Company. The Master Agreement, which was approved by the Board of Directors of the Company on May 3, 2007, provided for a series of transactions which would result in CIG Media LLC becoming the sole owner of all the Company's outstanding Class A Common Stock, par value $0.001 per share (the "Class A Common Stock"), and Class B Common Stock, par value $0.001 per share (the "Class B Common Stock," and together with the Class A Common Stock, the "Common Stock"), upon the effectiveness of a reverse stock split of the Common Stock.

The Company expects to effectuate a 1-for-10,036,763 reverse stock split of its Common Stock (the "Reverse Stock Split") on February 19, 2008, by filing an amendment to its certificate of incorporation, which amendment has been approved by the written consent of CIG Media LLC as the holder of a majority of the outstanding Common Stock. Upon effectuation of the Reverse Stock Split, CIG Media LLC will become the sole holder of the Company's outstanding Common Stock and all other holders will have the right to receive cash in the amount of $1.46 for each share of Class A Common Stock held immediately prior to the Reverse Stock Split.

The Company has notified the American Stock Exchange ("AMEX"), the principal national securities exchange on which shares of the Class A Common Stock are listed for trading, of its intention to file a Form 25 with the Securities Exchange Commission related to the withdrawal of its Class A Common Stock from listing on AMEX on February 19, 2008, and expects that trading in the Class A Common Stock will be suspended by AMEX on that same date.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On February 6, 2008, the Company filed a Certificate of Designation establishing the powers, preferences and relative, participating, optional and other special rights of the 12% Series B-1 Mandatorily Convertible Preferred Stock of the Company (the "Series B-1 Convertible Certificate"). The Series B-1 Convertible Certificate amended the Company's Certificate of Incorporation and was effective immediately upon filing.

The Series B-1 Convertible Certificate provides for the authorization for issuance of up to 1,000 shares of Series B-1 Convertible Preferred Stock, par value $.001 per share ("Series B-1 Convertible Preferred"), with a liquidation preference of $10,000 per share. The Series B-1 Convertible Certificate provides for dividends at an annual rate of 12% which shall accrue and be cumulative, whether or not earned or declared, on a quarterly basis, but shall be payable only at such time or times as determined by the Board. The shares of Series B-1 Convertible Preferred are convertible on both an optional and a mandatory basis. At the holder's option, the shares of Series B-1 Convertible Preferred are convertible at any time into shares of Class D Common Stock of the Company at a conversion price of $0.90 per share, increasing at a rate per annum of 12% from August 3, 2007 (the "Issue Date") through the date of conversion. At any time following August 3, 2008, the shares of Series B-1 Convertible Preferred shall be mandatorily converted into shares of Class D Common Stock upon the earliest of: (i) if shares of Class A Common Stock or Class D Common Stock of the Company are traded on a national securities exchange or in the over-the-counter market, the trading price for 15 consecutive trading days is equal to or greater than, (a) in the event the mandatory conversion occurs on or after the first anniversary but prior to the second anniversary of the Issue Date, 102% of the then-applicable conversion price, (b) in the event the mandatory conversion occurs on or after the second anniversary but prior to the third anniversary of the Issue Date, 101% of the then-applicable conversion price, or (c) in the event the mandatory conversion occurs on or after the third anniversary of the Issue Date, the then-applicable conversion price; or (ii) the Company's issuance of common stock at an issue price per share (determined, in the case of a transaction involving CIG Media LLC ("CIG") , NBC Universal, Inc. ("NBCU"), or their respective affiliates, by opinion of an internationally recognized investment bank selected by CIG and NBCU from a list of three banks provided by the Company) equal to or greater than the then-applicable mandatory conversion trigger price of the Series B-1 Convertible Preferred, generating aggregate gross proceeds to the Company of at least $75,000,000.

A copy of the Series B-1 Convertible Certificate is filed as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated herein by reference. The foregoing description is qualified in its entirety by reference to the full text of the Series B-1 Convertible Certificate.

Item 7.01 Regulation FD Disclosure.

On February 8, 2008, the Company notified AMEX of its intention to voluntarily withdraw its Class A Common Stock from listing on AMEX and issued a press release announcing such intention. The text of the press release is attached hereto as Exhibit 99.1. Exhibit 99.1 shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

The following items are filed as Exhibits to this report:

3.1 Certificate of Designation of the Company's 12% Series B-1 Mandatorily Convertible Preferred Stock filed February 6, 2008 with the State of Delaware.

99.1 Press Release of ION Media Networks, Inc. dated February 8, 2008.

Top of the Form

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ION Media Networks, Inc.

February 8, 2008	By:	Adam K. Weinstein

Name: Adam K. Weinstein
Title: Senior Vice President, Secretary and Chief Legal Officer

Top of the Form

Exhibit Index

Exhibit No.	Description

3.1	Certificate of Designation of the Company's 12% Series B-1 Mandatorily Convertible Preferred Stock filed February 6, 2008 with the State of Delaware.
99.1	Press Release of ION Media Networks, Inc. dated February 8, 2008.